UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 20, 2004

DIGITAL INSIGHT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27459	77-0493142
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26025 Mureau Road, Calabasas, California 91302

(Address of principal executive offices, including zip code)

(818) 871-0000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

Digital Insight Corporation (the “Company”) has had relationships with major providers such as CheckFree Services Corporation (“CheckFree”) and Metavante Corporation to deliver bill payment and bill presentment services over the Internet for its clients. Effective September 8, 2004, the Company amended its Electronic Commerce Service Agreement with CheckFree. The agreement with CheckFree sets forth the terms of the renewal and will expire, unless extended or renewed, on September 8, 2007.

ITEM 8.01. OTHER EVENTS

Through December 31, 2003, the Company managed its business through two reportable segments in accordance with Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS 131”): the Internet banking division and the lending division. In the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (the “Annual Report”), the Company provided summarized results of operations for its two reportable segments for the three years ended December 31, 2003, 2002 and 2001 under Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations.

On November 25, 2003, the Company acquired Magnet Communications, Inc., a privately held company based in Atlanta, Georgia. With the acquisition of Magnet, the Company also offers online cash management products to large financial institutions. In the first quarter of 2004, the Company reorganized its business to combine its existing cash management product line, which primarily caters to smaller businesses, with the Magnet product line. As a result, the Company determined that it had a cash management business segment pursuant to SFAS 131, and commenced internal management reporting for all three reportable business segments beginning January 1, 2004.

This Current Report on Form 8-K includes an amended discussion under the heading Products and Services in the Business Section, an amended Management’s Discussion and Analysis of Financial Condition and Results of Operations and amended consolidated financial statements for the three years ended December 31, 2003, 2002 and 2001 that were originally filed with the Annual Report. The amendments contain additional information as a re-presentation of certain previously reported data to reflect the new segment information relating to the Company’s combined cash management business segment and other disclosures which we have agreed to make in response to certain comments on our Annual Report provided by the Securities and Exchange Commission. Except as otherwise described herein, the Company has not changed any other information included in its Annual Report.

The Company reported comparative results under this new segment reporting structure in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 (the “Quarterly Reports”). This document should be read with reference to the Quarterly Reports, which describe significant developments since the preparation of the Annual Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updates to Annual Report on Form 10-K for the year ended December 31, 2003:

• Amended discussion under the heading Products and Services in the Business Section under Part I, Item 1;

• Amended Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part II, Item 7; and

• Revised financial statements submitted under Part II, Item 8, Financial Statements and Supplementary Data, and Part IV, Item 16, Exhibits, Financial Statements, Schedules and Reports on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2004	DIGITAL INSIGHT CORPORATION

	By:	/s/ Elizabeth S.C.S. Murray
Elizabeth S.C.S Murray
Executive Vice President and
Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updates to Annual Report on Form 10-K for the year ended December 31, 2003:

• Amended discussion under the heading Products and Services in the Business Section under Part I, Item 1;

• Amended Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part II, Item 7; and

• Revised financial statements submitted under Part II, Item 8, Financial Statements and Supplementary Data, and Part IV, Item 16, Exhibits, Financial Statements, Schedules and Reports on Form 8-K.

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